FINANCE EXPENSES (Tables)	12 Months Ended
Dec. 31, 2022
Disclosure Of Finance Cost [Abstract]
Disclosure of finance expenses [Table Text Block]
	Years ended December 31,
	2022	2021
Interest expense	41,825	38,853
Amortization of financing fees	2,523	2,040
Finance expense - deferred revenue (Note 18)	5,711	5,549
Accretion on PER (Note 19)	367	373
Less: interest expense capitalized	(3,419)	-
Finance income	(1,798)	(678)
Loss on settlement of long-term debt	-	5,798
	45,209	51,935